POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus A Bonds Plus, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        June 1, 1999
Joseph DiMartino


                                        June 1, 1999
David P. Feldman


                                        June 1, 1999
John M. Fraser


                                        June 1, 1999
Robert R. Glauber


                                        June 1, 1999
James F. Henry


                                        June 1, 1999
Rosalind G. Jacobs


                                        June 1, 1999
Irving Kristol


                                        June 1, 1999
Paul A. Marks


                                        June 1, 1999
Martin Peretz


                                        June 1, 1999
Bert W. Wasserman
                              POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Margaret W. Chambers, Douglas C. Conroy, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus A Bonds Plus, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        June 1, 1999
Marie E. Connolly


                                        June 1, 1999
Frederick C. Dey